SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                           Pacific Basin Equities Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                          INDOCAM ASIA ADVISERS LIMITED
                               ONE EXCHANGE SQUARE
                                    HONG KONG

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                BY AYAZ EBRAHIM FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                                  Pacific Basin
                                  Equities Fund

                  Economic turmoil keeps Pacific Basin volatile

Currency turmoil and financial crisis continued to plague the Pacific Basin markets over the last six months. During the fourth quarter of 1997, sharp currency devaluations led to steep stock market declines across the region. By year end, for example, the Malaysian stock market had fallen in U.S. dollar terms by 69%, Thailand by 76% and Indonesia by 74%.

      With the announcement of Japan's economic stimulus package in January, Asian stock markets bounced back temporarily. As the details of the government's program become better understood, however, investors lost confidence in the plan's ability to address Japan's long-term economic ills. Because Japan is critical to the region's economic recovery, worries about the Japanese economy triggered another round of stock market declines throughout the region.

Performance

Not surprisingly, the market turmoil has negatively impacted the performance of all Pacific region funds. For the six months ended April 30, 1998, John Hancock Pacific Basin Equities Fund Class A and Class B shares had total returns of -13.07% and -13.34%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. In the same period, the average Pacific region fund returned -9.11%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

      We believe the Fund lagged its peers due to our defensive investment posture. When the Asian markets rebounded early in the year, we

"...sharp currency devaluations led to steep stock market declines..."

[A 2 1/4" x 2 3/4" photo at the bottom of right hand column of Fund portfolio manager Ayaz Ebrahim.]

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund


[Pie chart at top of left hand column with the heading "Portfolio Diversification". The chart is divided into 11 sections from top, left to right:
Short-Term Investments & Other 8%; Thailand 1%; Philippines 1%; India 2%; Taiwan 3%; South Korea 4%; Malaysia 5%; Singapore 7%; Australia 12%; Hong Kong 28% and Japan 29%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

did not benefit as much as other funds with more aggressive investment strategies. Given the region's economic woes, however, we are confident that this defensive stance will pay off during the remainder of the year.

Hong Kong

Hong Kong is one of the few fundamentally sound economies in the Pacific region. Given that, it remains one of our top country weightings at 28% of the Fund's net assets. That's not to say, however, that Hong Kong has escaped Asia's financial crisis. Certainly, tremendous currency pressure has sent interest rates soaring and stock prices falling. We are confident, however, that the government has the ability to maintain the Hong Kong dollar's all-important link to the U.S. dollar.

      Although higher interest rates are likely to put pressure on the economy in the near term, the good news is that Hong Kong is likely to be buoyed by China's strong long-term growth prospects. That's because Hong Kong serves as the financial and trade service center for China. For that reason, our investments here focus on China "red chips" -- those Chinese companies that are listed on Hong Kong's Hang Seng Stock Index. One example is power company Beijing Datang Power Generation Co., which is well positioned to benefit from China's improving infrastructure and growing industrial sectors.

Japan

We have gradually increased our weighting in Japan to nearly 29% of net assets, up from 18% six months ago. The main reason is that we believe the Japanese government will be forced to deal with the country's economic troubles. Although it certainly did not go far enough, the economic stimulus package announced in January was the government's first step toward making the tough fiscal changes.

      Having said that, we realize that it will take time to pass the necessary economic reforms, given the pervasive bureaucracy in the Japanese government. As a result, we are moving cautiously in Japan, staying relatively underweighted. Our focus remains on the one bright spot in the Japanese economy: exporters, such as NEC and Sony.

Australia

As we discussed in the annual report, Australia, at 12% of the Fund's net assets, has held up best during the region's market turmoil. Part of the reason is that the Australian stock market tends to be more closely correlated with the U.S. stock market than it does with other Pacific region markets. The strong performance of U.S. stocks during the last six months has certainly

"Hong Kong is one of the few fundamentally sound economies in the Pacific region."

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Philippine Long Distance Telephone followed by an up arrow with the phrase "Strong U.S. dollar revenue growth". The second listing is Development Bank of Singapore followed by a down arrow with the phrase "Concerns over Indonesian corporate exposure". The third listing is Ricoh followed by a down arrow with the phrase "Domestic Sales hurt by deteriorating economy". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -13.07% total return for John Hancock Pacific Basin Equities Fund Class A. The second bar represents the -13.34% total return for John Hancock Pacific Basin Equities Fund Class B. The third bar represents the -9.11% total return for the average Pacific region fund. A note below the chart reads "Total returns for John Hancock Pacific Basin Equities Fund are at net asset value with all distributions reinvested. The average Pacific Region fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

buoyed Australian stocks. Another reason is that a series of interest-rate cuts have spurred steady growth in the Australian economy. Banks such as National Australia Bank and Westpac Banking Corp. have been among our top performers, driven by falling interest rates and increased takeover speculation throughout the banking industry.

Selectivity is key in emerging Asia

Because the region's financial crisis hit the Southeast Asian economies the hardest, we've remained very selective about our investments in these emerging market countries, keeping only 14% of the Fund's assets in Singapore, Malaysia, Indonesia, Thailand and the Philippines. We've recently taken profits in Malaysia because the government there has been slow to implement the necessary economic reforms. Elsewhere, we're also staying light in Taiwan for the time being, due to concerns about deteriorating market liquidity and weakness in the country's dominant electronics sector. One bright spot in more developed north Asia is South Korea. With the government significantly restructuring the economy, we're finding some interesting opportunities. Finally, we also like India, which offers the strongest earnings growth in the region at attractive valuations.

Outlook

Looking ahead, we believe that the major currency risks in the Asian markets have subsided. However, the Asian markets are now moving from a currency crisis to an economic crisis. Several countries -- notably Thailand and Indonesia -- are likely to experience an economic contraction this year, while growth rates elsewhere in the region will be extremely low by historical standards.

      Investors are hoping that an export-led recovery will bring the Pacific region out of its economic doldrums. Although many current account deficits have been reversed in recent months, this is due to collapsing imports rather than accelerating exports. In our opinion, it will take some time before an export recovery leads Asian growth. What's more, a weak Japanese economy is likely to put pressure on export growth. Given that, market volatility is likely to continue to plague the Pacific Basin markets. As a result, we plan to maintain our relatively defensive investment strategy for now.

"...we plan to maintain our relatively defensive investment strategy..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Pacific Basin Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns               (30.01%)    (0.99%)     23.77%
Average Annual Total Returns           (30.01%)    (0.20%)      2.16%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                                     ONE      INCEPTION
                                                    YEAR      (3/7/94)
                                                    ----      --------
Cumulative Total Returns                          (30.56%)    (30.16%)
Average Annual Total Returns                      (30.56%)     (8.45%)

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Pacific Basin Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) Pacific Index -- an unmanaged index that measures performance for a diverse range of global stock markets, including Australia, Hong Kong, Japan, New Zealand and Singapore/Malaysia. Past performance is not indicative of future results.

[Line chart with the heading Pacific Basin Equities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Pacific Basin Equities Fund, before sales charge, and is equal to $14,823 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Pacific Basin Equities Fund, after sales charge, on September 8, 1987, and is equal to $14,082 as of April 30, 1998. The third line represents the Morgan Stanley Capital International Pacific Index and is equal to $8,334 as of April 30, 1998.]

[Line chart with the heading Pacific Basin Equities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Morgan Stanley Capital International Pacific Index on March 7, 1994, and is equal to $7,038 as of April 30, 1998. The second line represents the value of the Pacific Basin Equities Fund, before sales charge, and is equal to $6,801 as of April 30, 1998. The third line represents the value of the Pacific Basin Equities Fund, after sales charge, and is equal to $6,601 as of April 30, 1998.]

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks and rights (cost - $28,370,413) .............      $29,129,363
   Short-term investments (cost - $5,865,244) ................        5,865,244
                                                                   ------------
                                                                     34,994,607
  Cash .......................................................          454,622
  Foreign currency, at value (cost - $522,362) ...............          523,023
  Foreign taxes receivable ...................................            1,785
  Receivable for investments sold ............................        1,932,804
  Receivable for shares sold .................................            1,884
  Receivable for forward foreign currency exchange
   contracts purchased - Note A ..............................            3,405
  Dividends receivable .......................................           67,207
  Interest receivable ........................................              959
  Other assets ...............................................            2,459
                                                                   ------------
                    Total Assets .............................       37,982,755
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................          763,584
  Payable for shares repurchased .............................           16,623
  Payable upon return of securities on loan - Note A .........        5,429,119
  Payable for forward foreign currency exchange
   contracts sold - Note A ...................................           14,987
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .......................................           74,215
  Accounts payable and accrued expenses ......................           85,471
                                                                   ------------
                    Total Liabilities ........................        6,383,999
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ............................................       41,414,739
  Accumulated net realized loss on investments and
   foreign currency transactions .............................      (10,499,201)
  Net unrealized appreciation of investments and
   foreign currency transactions .............................          746,262
  Accumulated net investment loss ............................          (63,044)
                                                                   ------------
                    Net Assets ...............................      $31,598,756
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding -
   unlimited number of shares authorized
   with no par value)
  Class A - $17,446,256 / 1,725,046 ..........................           $10.11
  =============================================================================
  Class B - $14,152,500 / 1,442,034 ..........................            $9.81
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($10.11 x 105.26%) ...............................           $10.64
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $18,163) ....         $307,597
  Interest (including income on securities loaned of
   $23,419, net of foreign withholding taxes of $161) ........           97,733
                                                                   ------------
                                                                        405,330
                                                                   ------------
  Expenses:
   Investment management fee - Note B ........................          137,107
   Distribution and service fee - Note B
     Class A .................................................           28,407
     Class B .................................................           76,693
   Transfer agent fee - Note B ...............................          121,933
   Custodian fee .............................................           51,933
   Registration and filing fees ..............................           20,037
   Auditing fee ..............................................           15,125
   Printing ..................................................            7,075
   Financial services fee - Note B ...........................            3,025
   Miscellaneous .............................................            2,067
   Legal fees ................................................            1,122
   Trustees' fees ............................................            1,110
                                                                   ------------
                    Total Expenses ...........................          465,634
                    -----------------------------------------------------------
                    Net Investment Loss ......................          (60,304)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized loss on investments sold ......................       (7,128,744)
  Net realized loss on foreign currency transactions .........       (2,899,309)
  Change in net unrealized appreciation/depreciation
   of investments ............................................        5,745,522
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ..........................           (9,876)
                                                                   ------------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions ............       (4,292,407)
                    -----------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations ................      ($4,352,711)
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                              YEAR ENDED        APRIL 30, 1998
                                                            OCTOBER 31, 1997     (UNAUDITED)
                                                            ----------------     -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ......................................     ($493,112)          ($60,304)
   Net realized loss on investments sold and foreign
     currency transactions ..................................      (323,389)       (10,028,053)
   Change in net unrealized appreciation/depreciation
     of investments and foreign currency transactions .......    (6,891,185)         5,735,646
                                                               ------------       ------------
     Net Decrease in Net Assets Resulting from Operations ...    (7,707,686)        (4,352,711)
                                                               ------------       ------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     and foreign currency transactions
     Class A - ($0.1114 and none per share, respectively) ...      (298,861)                --
     Class B - ($0.1114 and none per share, respectively) ...      (226,927)                --
                                                               ------------       ------------
     Total Distributions to Shareholders ....................      (525,788)                --
                                                               ------------       ------------
From Fund Share Transactions - Net:* ........................   (22,178,367)        (2,477,769)
                                                               ------------       ------------
Net Assets:
   Beginning of period ......................................    68,841,077         38,429,236
                                                               ------------       ------------
   End of period (including accumulated net investment
     loss of $2,740 and $63,044, respectively) ..............   $38,429,236        $31,598,756
                                                               ============       ============

* Analysis of Fund Share Transactions:

                                                                                                           SIX MONTHS ENDED
                                                                        YEAR ENDED                          APRIL 30, 1998
                                                                     OCTOBER 31, 1997                        (UNAUDITED)
                                                             --------------------------------      ---------------------------------
                                                                 SHARES            AMOUNT             SHARES               AMOUNT
                                                             -------------      -------------      -------------      -------------
CLASS A
   Shares sold .........................................         7,033,995       $104,411,972          2,838,724        $29,323,107
   Shares issued to shareholders in reinvestment
     of distributions ..................................            18,734            279,606                 --                 --
                                                             -------------      -------------      -------------      -------------
                                                                 7,052,729        104,691,578          2,838,724         29,323,107
   Less shares repurchased .............................        (7,912,293)      (118,130,220)        (2,928,683)       (30,777,147)
                                                             -------------      -------------      -------------      -------------
   Net decrease ........................................          (859,564)      ($13,438,642)           (89,959)       ($1,454,040)
                                                             =============      =============      =============      =============
CLASS B
   Shares sold .........................................         1,927,628        $28,233,034            847,693         $7,915,201
   Shares issued to shareholders in reinvestment
     of distributions ..................................            12,216            178,751                 --                 --
                                                             -------------      -------------      -------------      -------------
                                                                 1,939,844         28,411,785            847,693          7,915,201
   Less shares repurchased .............................        (2,533,663)       (37,151,510)          (935,207)        (8,938,930)
                                                             -------------      -------------      -------------      -------------
   Net decrease ........................................          (593,819)       ($8,739,725)           (87,514)       ($1,023,729)
                                                             =============      =============      =============      =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                           PERIOD FROM                 SIX MONTHS
                                                                                           SEPTEMBER 1,     YEAR         ENDED
                                                       YEAR ENDED AUGUST 31,                1996 TO        ENDED       APRIL 30,
                                             ------------------------------------------    OCTOBER 31,   OCTOBER 31,      1998
                                               1993       1994       995         1996        1996(9)        1997      (UNAUDITED)
                                             -------    -------    -------      -------      -------       -------    -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......    $8.87     $13.27     $15.88      $14.11     $14.74        $14.47     $11.63
                                               -------    -------    -------     -------    -------       -------    -------
  Net Investment Income (Loss)(2) ...........    (0.11)     (0.10)      0.02(3)    (0.02)     (0.02)        (0.07)     (0.00)(10)
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions ...........................     4.51       3.12      (1.24)       0.65      (0.25)        (2.66)     (1.52)
                                               -------    -------    -------     -------    -------       -------    -------
      Total from Investment Operations ......     4.40       3.02      (1.22)       0.63      (0.27)        (2.73)     (1.52)
                                               -------    -------    -------     -------    -------       -------    -------
  Less Distributions:
  Dividends from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions ...........................       --      (0.41)     (0.55)         --         --         (0.11)        --
                                               -------    -------    -------     -------    -------       -------    -------
      Total Distributions ...................       --      (0.41)     (0.55)         --         --         (0.11)        --
                                               -------    -------    -------     -------    -------       -------    -------
  Net Asset Value, End of Period ............   $13.27     $15.88     $14.11      $14.74     $14.47        $11.63     $10.11
                                               =======    =======    =======     =======    =======       =======    =======
  Total Investment Return at Net Asset
     Value(4) ...............................    49.61%     22.82%     (7.65%)      4.47%     (1.83%)(5)   (19.03%)   (13.07%)(5)
  Total Adjusted Investment Return at
     Net Asset Value(4,6) ...................    48.31%        --         --          --         --            --         --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..  $14,568    $50,261    $37,417     $41,951    $38,694       $21,109    $17,446
  Ratio of Expenses to Average Net Assets ...     2.94%      2.43%      2.05%       1.97%      2.21%(7)      2.06%      2.40%(7)
  Ratio of Adjusted Expenses to Average
     Net Assets(8) ..........................     4.24%        --         --          --         --            --         --
  Ratio of Net Investment Income (Loss)
     to Average Net Assets ..................    (0.98%)    (0.66%)     0.13%(3)   (0.15%)    (0.83%)(7)    (0.49%)    (0.03%)(7)
  Ratio of Adjusted Net Investment Loss
     to Average Net Assets(8) ...............    (2.28%)       --         --          --         --            --         --
  Portfolio Turnover Rate ...................      171%        68%        48%         73%        15%          118%       125%
  Expense Reimbursement Per Share(2) ........    $0.14         --         --          --         --            --         --

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                   PERIOD ENDED      YEAR ENDED AUGUST 31,        PERIOD FROM
                                                    AUGUST 31,       --------------------     SEPTEMBER 1, 1996 TO
                                                      1994(1)         1995          1996       OCTOBER 31, 1996(9)
                                                      -------        ------       -------      -------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........      $15.11          $15.84        $13.96          $14.49
                                                     ------         -------       -------         -------
  Net Investment Loss(2) ......................       (0.09)          (0.09)        (0.13)          (0.04)
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions .............................        0.82           (1.24)         0.66           (0.25)
                                                     ------         -------       -------         -------
     Total from Investment Operations .........        0.73           (1.33)         0.53           (0.29)
                                                     ------         -------       -------         -------
  Less Distributions:
  Dividends from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions .............................          --           (0.55)           --              --
                                                     ------         -------       -------         -------
     Total Distributions ......................          --           (0.55)           --              --
                                                     ------         -------       -------         -------
  Net Asset Value, End of Period ..............      $15.84          $13.96        $14.49          $14.20
                                                     ======         =======       =======         =======
  Total Investment Return at Net Asset
     Value(4) .................................        4.83%(5)       (8.38%)        3.80%          (2.00%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....      $9,480         $14,368       $32,342         $30,147
  Ratio of Expenses to Average Net Assets .....        3.00%(7)        2.77%         2.64%           2.90%(7)
  Ratio of Net Investment Loss to Average
     Net Assets ...............................       (1.40%)(7)      (0.66%)       (0.86%)         (1.52%)(7)
  Portfolio Turnover Rate .....................          68%             48%           73%             15%

                                                       YEAR ENDED   SIX MONTHS ENDED
                                                       OCTOBER 31,   APRIL 30, 1998
                                                          1997        (UNAUDITED)
                                                        -------       -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........          $14.20            $11.32
                                                        -------           -------
  Net Investment Loss(2) ......................           (0.18)            (0.04)
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions .............................           (2.59)            (1.47)
                                                        -------           -------
     Total from Investment Operations .........           (2.77)            (1.51)
                                                        -------           -------
  Less Distributions:
  Dividends from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions .............................           (0.11)               --
                                                        -------           -------
     Total Distributions ......................           (0.11)               --
                                                        -------           -------
  Net Asset Value, End of Period ..............          $11.32             $9.81
                                                        =======           =======
  Total Investment Return at Net Asset
     Value(4) .................................          (19.67%)          (13.34%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....         $17,320           $14,153
  Ratio of Expenses to Average Net Assets .....            2.76%             3.10%(7)
  Ratio of Net Investment Loss to Average
     Net Assets ...............................           (1.19%)           (0.74%)(7)
  Portfolio Turnover Rate .....................             118%              125%

(1)   Class B shares commenced operations on March 7, 1994.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Effective October 31, 1996, the fiscal period end changed from August 31 to October 31.
(10)  Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Pacific Basin Equities Fund on April 30, 1998. It's divided into three main categories: common stocks, rights and short-term investments. Common stocks and rights are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES     VALUE
-------------------                                  ----------------     -----

COMMON STOCKS
Australia (11.90%)
   Australian Gas Light Co., Ltd. (Oil & Gas) ......        36,800      $273,920
   Broken Hill Proprietary Co., Ltd. (Energy) ......        21,500       210,351
   Foster's Brewing Group Ltd. (Beverages) .........       168,800       367,733
   Hoyts Cinemas Group (Leisure)  ..................       353,733       576,806
   National Australia Bank Ltd. ....................
     (Banks - Foreign) .............................        20,000       284,381
   Publishing & Broadcasting Ltd. (Media) ..........        59,000       282,079
   Southern Pacific Petroleum NL
     (Oil & Gas)* ..................................       116,748       177,427
   Telstra Corp., Ltd. (Telecommunications) ........       183,800       431,581
   Westpac Banking Corp. ...........................
     (Banks - Foreign) .............................        41,800       280,820
   Woodside Petroleum Ltd. (Oil & Gas) .............        50,000       327,103
   Woolworth's Ltd. (Retail) .......................       158,800       546,888
                                                                    ------------
                                                                       3,759,089
                                                                    ------------
Hong Kong (28.16%)
   Beijing Datang Power Generation Co., Ltd. .......
     (Utilities) ...................................       446,000       181,371
   Cheung Kong Holdings Ltd. .......................
     (Real Estate Operations) ......................       134,000       890,911
   China Telecom Ltd. ..............................
     (Telecommunications)* .........................       600,000     1,138,652
   CITIC Pacific Ltd. (Diversified Operations) .....        64,000       196,643
   CLP Holdings Ltd. (Utilities)  ..................        53,000       254,531
   Hang Seng Bank Ltd. (Banks - Foreign) ...........        15,900       133,937
   Hong Kong & China Gas Co., Ltd. .................
     (Oil & Gas) ...................................       306,900       417,996
   Hong Kong Telecommunications Ltd. ...............
     (Telecommunications) ..........................       576,000     1,078,234
Hong Kong (continued)
   Hongkong Land Holdings Ltd. .....................
     (Real Estate Operations) ......................        94,000      $132,540
   HSBC Holdings Ltd. (Banks - Foreign) ............        44,013     1,255,729
   Hutchison Whampoa Ltd. ..........................
     (Diversified Operations) ......................       180,000     1,113,091
   New World Development Co., Ltd. .................
     (Real Estate Operations) ......................       171,000       486,774
   Shanghai Industrial Holdings Ltd. ...............
     (Diversified Operations) ......................       163,000       558,695
   Sun Hung Kai Properties Ltd. ....................
     (Real Estate Operations) ......................        70,000       415,698
   Television Broadcasts Ltd. (Media) ..............       147,000       375,755
   Tianjin Development Holdings Ltd. ...............
     (Diversified Operations)* .....................       234,000       267,351
                                                                    ------------
                                                                       8,897,908
                                                                    ------------
India (2.16%)
   Bajaj Auto Ltd. Global Depositary Receipts
     (GDR) (Automobile / Trucks)  ..................        15,500       294,500
   Larsen & Toubro Ltd. (GDR) (Machinery) ..........        23,000       298,425
   Reliance Industries Ltd. (GDR) (Chemicals)* .....         9,900        90,338
                                                                    ------------
                                                                         683,263
                                                                    ------------
Indonesia (0.42%)
   Gulf Indonesia Resources Ltd. (Oil & Gas)* ......         8,700       133,763
                                                                    ------------
Japan (29.00%)
   Canon, Inc. (Machinery) .........................         6,000       141,907
   Honda Motor Co., Ltd. ...........................
     (Automobile / Trucks) .........................         3,000       108,811
   Matsushita Electric Industrial Co., Ltd. ........
     (Electronics) .................................        17,000       272,329
   Mazda Motor Corp. (Automobile / Trucks)* ........        22,000        60,677
   Minebea Co., Ltd. (Machinery)  ..................        43,000       480,883
   NEC Corp. (Electronics) .........................        20,000       225,178
   Nichiei Co., Ltd. (Finance) .....................         2,000       155,660
   NTT Data Corp. (Computers) ......................            13       561,886
   Ricoh Co., Ltd. (Machinery) .....................        93,000       963,450
   Rohm Co., Ltd. (Electronics) ....................        15,000     1,693,366
   Shin-Etsu Chemical Co., Ltd. (Chemicals) ........        20,000       389,905
   Sony Corp. (Household) ..........................        13,000     1,081,532

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES     VALUE
-------------------                                  ----------------     -----

Japan (continued)
   Sumitomo Electric Industries, Ltd. ............
     (Industrial Components) .....................        50,000        $595,814
   Sumitomo Sitix Corp. (Metal) ..................        34,000         482,998
   Takeda Chemical Industries, Ltd. (Medical) ....        49,000       1,399,577
   TERUMO Corp. (Medical) ........................        25,000         366,102
   Toyota Motor Corp. (Automobile / Trucks) ......         7,000         182,484
                                                                     -----------
                                                                       9,162,559
                                                                     -----------
Malaysia (5.31%)
   Genting Berhad (Leisure) ......................       100,000         332,440
   Malayan Banking Berhad (Banks - Foreign) ......        82,200         242,413
   Malaysia International Shipping Berhad
     (Transport) .................................       170,000         296,247
   Petronas Gas Berhad (Oil & Gas) ...............       139,000         335,389
   Rothmans of Pall Mall Berhad (Tobacco) ........        25,000         206,099
   Telekom Malaysia Berhad
     (Telecommunications) ........................        60,000         180,161
   Tenaga Nasional Berhad (Utilities) ............        42,000          83,887
                                                                     -----------
                                                                       1,676,636
                                                                     -----------
Philippine Islands (1.07%)
   Philippine Long Distance Telephone Co. ........
     American Depositary Receipts
     (Telecommunications) ........................        12,500         337,500
                                                                     -----------
Singapore (7.17%)
   City Developments Ltd. ........................
     (Real Estate Operations) ....................        20,000          86,572
   DBS Land Ltd. (Real Estate Operations) ........        60,000          90,616
   Development Bank of Singapore
     (Banks - Foreign) ...........................        46,000         305,213
   Oversea-Chinese Banking Corp., Ltd. ...........
     (Banks - Foreign) ...........................        97,000         511,817
   Overseas Union Bank Ltd. ......................
     (Banks - Foreign) ...........................        69,000         261,611
   Sembawang Corp., Ltd. .........................
     (Diversified Operations) ....................        48,000          95,848
   Singapore Technologies Engineering Ltd. .......
     (Engineering / R&D Services)* ...............       584,452         502,278
   Singapore Telecommunications, Ltd. ............
     (Telecommunications) ........................       155,000         266,414
   United Overseas Bank Ltd. .....................
     (Banks - Foreign) ...........................        31,000         146,919
                                                                     -----------
                                                                       2,267,288
                                                                     -----------
South Korea (3.84%)
   Daehan City Gas Co. (Utilities) ...............         4,500         $80,808
   Daewoo Heavy Industries (Machinery) ...........        76,000         375,877
   Samsung Display Devices Co. ...................
     (Electronics) ...............................         8,140         405,021
   Samsung Electronics Co. (Electronics) .........         5,000         276,843
   Samsung Electronics Ltd. (GDR)
     (Electronics) (R)* ..........................         2,700          76,005
                                                                     -----------
                                                                       1,214,554
                                                                     -----------
Taiwan (2.51%)
   BES Engineering Corp. (Building)* .............       230,000         189,722
   D-Link Corp. (Computers) ......................        80,000         205,007
   Taiwan Semiconductor Manufacturing Co. ........
     (Electronics)* ..............................        45,000         194,468
   Yageo Corp. (Electronics)* ....................        85,000         202,353
                                                                     -----------
                                                                         791,550
                                                                     -----------
Thailand (0.53%)
   Bangkok Expressway Public Co., Ltd. ...........
     (Transport)* ................................       212,000         167,296
                                                                     -----------
                 TOTAL COMMON STOCKS
                  (Cost $28,370,413)..............        (92.07%)    29,091,406
                                                     -----------     -----------
RIGHTS
South Korea (0.12%)
   Samsung Display Devices Co. ...................
     (Electronics)* ..............................         1,169          20,292
   Samsung Electronics Co. (Electronics)* ........           795          15,347
   Samsung Electronics Ltd. (GDR)
     (Electronics) (R)* ..........................           214           2,318
                                                                     -----------
                                                                          37,957
                                                                     -----------
                       TOTAL RIGHTS
                           (Cost $0)..............         (0.12%)        37,957
                                                     -----------     -----------
      TOTAL COMMON STOCKS AND RIGHTS
                  (Cost $28,370,413) .............        (92.19%)    29,129,363
                                                     -----------     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

                                             INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                            RATE     (000s OMITTED)      VALUE
-------------------                            ----     --------------      -----

SHORT-TERM INVESTMENTS
Indonesia (1.08%)
  Indonesia Time Deposit,
   Due 5/4/98 *** ..........................   25.00%      2,721,000        $340,125
                                                                         -----------
Joint Repurchase Agreement (0.30%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     due 05-01-98 (Secured by
     U.S. Treasury Notes,
     5.00% thru 9.125%, due
     02-15-99 thru 07-31-00)
     - Note A ..............................    5.50             $96          96,000
                                                                         -----------
Non-Cash Security Lending Collateral (0.75%)
   U.S. Treasury Bonds, 6.625% thru
     12.000%, Due 05-15-10 thru
     02-15-27, U.S. Treasury Notes
     3.375% thru 7.250%, Due
     10-31-98 thru 01-15-07 ** .............                     236         235,722
                                                                         -----------
Cash Equivalents (16.43%)
   Navigator Securities Lending
     Prime Portfolio ** ....................                   5,193       5,193,397
                                                                         -----------
                TOTAL SHORT-TERM INVESTMENTS                  (18.56%)     5,865,244
                                                           ---------     -----------
                           TOTAL INVESTMENTS                 (110.75%)    34,994,607
                                                           ---------     -----------
           OTHER ASSETS AND LIABILITIES, NET                  (10.75%)    (3,395,851)
                                                           ---------     -----------
                            TOTAL NET ASSETS                 (100.00%)   $31,598,756
                                                           =========     ===========

*     Non-income producing security.

**    Represents investment of security lending collateral - Note A.

***   Par value of this security is denominated in foreign currency.

(R) Security is exempt from registration under rule 144A of the Securities and Exchange Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $78,323 as of April 30, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at April 30, 1998 assigned to the various investment categories.

                                               MARKET VALUE
                                              OF SECURITIES
                                             AS A PERCENTAGE
INVESTMENT CATEGORIES                         OF NET ASSETS
---------------------                         -------------

Automobile / Trucks.........................       2.05%
Banks- Foreign.............................       10.83
Beverages - Alcoholic.......................       1.16
Buildings...................................       0.60
Chemicals...................................       1.52
Computers...................................       2.43
Diversified Operations......................       7.06
Electronics.................................      10.71
Energy......................................       0.67
Engineering/R & D Services..................       1.59
Finance.....................................       0.49
Household...................................       3.42
Industrial Components.......................       1.89
Leisure.....................................       2.88
Machinery...................................       7.15
Media.......................................       2.08
Medical.....................................       5.59
Metal.......................................       1.53
Oil & Gas...................................       5.27
Real Estate Operations......................       6.66
Retail......................................       1.73
Telecommunications..........................      10.86
Tobacco.....................................       0.65
Transport...................................       1.47
Utilities...................................       1.90
Short-Term Investments......................      18.56
                                                  -----
                           TOTAL INVESTMENTS     110.75%
                                                 ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds - Pacific Basin Equities Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Pacific Basin Equities Fund (the "Fund"), John Hancock European Equity Fund and John Hancock Global Rx Fund. The other two series of the Trust are reported in separate financial statements. The Fund's investment objective is to seek long-term growth of capital through investment in a diversified portfolio of stocks of companies located primarily in countries of the Pacific Basin.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. For federal income tax purposes, the Fund has $369,905 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The whole amount of the carryforward expires on October 31, 2005.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds - Pacific Basin Equities Fund

for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1998.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998 the Fund loaned securities having a market value of $5,143,649 collateralized by cash and securities in the amount of $5,429,119, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign cur-

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds - Pacific Basin Equities Fund

rency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      Open forward foreign currency contracts for the Fund at April 30, 1998 were as follows:

                                                               UNREALIZED
                      PRINCIPAL AMOUNT       EXPIRATION       APPRECIATION/
CURRENCY            COVERED BY CONTRACT         DATE         (DEPRECIATION)
--------            -------------------         ----         --------------

BUYS
Japanese Yen               2,770,398          MAY 98              ($169)
Malaysian Ringgit            685,000          MAY 98              2,045
Singapore Dollar             481,000          MAY 98              1,529
                                                               --------
                                                                 $3,405
                                                               ========
SELLS
Australian Dollar            376,000          MAY 98            ($3,177)
Australian Dollar          2,007,000          MAY 98             (5,520)
Indonesian Rupiah      2,734,227,083          MAY 98             (6,290)
                                                               --------
                                                               ($14,987)
                                                               ========

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada.

      The Adviser has a sub-investment management contract with John Hancock Advisers International Limited ("JHAI") (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to that portion of the Fund's assets invested in countries other than the United States and Canada. The Adviser and INDOCAM Asia Advisers Limited ("IAAL") have a second subadvisory contract. Pursuant to such contract, IAAL will serve as co-subadviser to the Fund with the Sub-Adviser. IAAL provides additional expertise in Asian and Pacific Basin countries.

      Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser pays the Sub-Adviser a quarterly management fee equivalent, on an annual basis, to the sum of (a) 0.50% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.4375% of the Fund's average daily net asset value in excess of $200,000,000. As of September 1, 1994, the Sub-Adviser has waived all but 0.05% of their fee. The Adviser pays IAAL quarterly a subadvisory fee at the annual rate of (a) 0.30% of the first $100,000,000 of the Fund's average daily net assets managed by IAAL plus (b) 40% percent of the gross management fee received by the Adviser pursuant to the investment management contract with respect to the Fund's average daily net assets in excess of $100,000,000 which are managed by IAAL (the rate increases to 50% on net assets in excess of $250,000,000).

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $35,948. Of this amount, $5,327 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $21,000 was paid as sales commissions to unrelated broker-dealers and $9,621 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                John Hancock Funds - Pacific Basin Equities Fund

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $40,012.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. Trustee Edward J. Boudreau, Jr. is Managing Director of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998 , the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $428.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 1998, aggregated $39,557,057 and $39,927,271, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

      The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $34,256,404. Gross unrealized appreciation and depreciation of investments aggregated $2,791,461 and $2,053,258, respectively, resulting in unrealized appreciation of $738,203.

===================================== NOTES ====================================

                John Hancock Funds - Pacific Basin Equities Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Pacific Basin Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                              580SA 4/98
                                                                            6/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                    Global Rx
                                      Fund

                                 APRIL 30, 1998


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY LINDA MILLER, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                 Global Rx Fund

                    Health-care stocks chalk up strong gains

There wasn't much that ailed health-care stocks during the six-month period ended April 30, 1998. While other sectors of the market suffered from a serious bout of "Asian flu," health-care companies shrugged off the region's financial crisis. Even though many of these companies generate a fair amount of their earnings from developed countries in Asia, they generally have little exposure to the less-developed, most troubled nations in the region. Furthermore, the strong demand for new and existing health-care products from other parts of the world -- particularly the U.S. and Europe -- helped offset declining Asian sales. In fact, health-care stocks not only survived the Asian turmoil, but some even benefited from it. In a classic "flight to quality," investors increasingly favored health-care companies with predictable earnings growth over cyclical industries dependent on the economy's growth.

      Several other developments and trends aided health-care stocks. First was the excitement generated from a rash of new product introductions, including the wildly successful Viagra, the first pill used to treat male impotence. In addition, hospitals and HMOs emerged from the sick bay where they were laid low in 1997. Their improved condition was a direct result of HMOs' finally being able to enact rate increases to offset rising medical care costs. Finally, talk of mergers and acquisitions between large drug companies fueled speculation that a period of consolidation was about to overtake the industry.

      Against that backdrop, the Fund's performance was gratifying, both on an absolute and

"...health-care companies shrugged off the [Asian] region's financial crisis."

[A 2 1/4" x 3 3/4" photo at bottom of page of portfolio manager Linda (seated) and Fund management team members Anurag Pandit (l) and Ben Hock (r)]

================================================================================

                       John Hancock Funds - Global Rx Fund


[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) Pfizer 4.4%; 2.) Warner-Lambert 4.2%; 3.) Schering-Plough 3.7%; 4.) Merck 3.2% and 5.) Bristol-Myers Squibb 3.2%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

relative basis. For the six months ended April 30, 1998, John Hancock Global Rx Fund's Class A and Class B shares posted total returns of 17.00% and 16.57%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund outpaced the average health-care/biotechnology fund's return of 12.70% for the same period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Winners and Losers

Among our biggest winners during the period were our large drug companies, which were also some of our top holdings. Our biggest position, Pfizer, saw its stock price jump nearly 36% during the period, thanks in large part to its promotion of the cholesterol-lowering drug Lipitor, the successful introduction of the antibiotic Trovan, and the overwhelming demand for Viagra. Merck's stock jumped roughly 30% from depressed levels with the continued growth in sales of its cholesterol drug Zocor and HIV treatment Crixivan. Warner-Lambert, Pfizer's partner in Lipitor, was up roughly 29%. Schering-Plough, Johnson & Johnson and Eli Lilly also posted decent gains.

      Not all of our drug holdings performed well. Dura Pharmaceuticals' stock dropped more than 45% from the beginning of the period. The company develops and manufactures prescription pharmaceuticals and drug delivery systems for the treatment of asthma and the common cold. But with El Nino, the cold and flu season was relatively mild, curtailing sales of the company's treatments. Furthermore, the stock had experienced a huge run up earlier in the period, and it wasn't altogether surprising that it retrenched.

      We also saw impressive performance from some of our HMO holdings, including Wellpoint and United Healthcare. After years of battling rising costs, HMOs have finally been able to enact premium rate hikes to cover their higher expenditures. After toiling in the shadow of the federal probe of possible Medicare fraud at Columbia HCA, the condition of many hospital companies also got upgraded. The stock price of Health Management Associates, for example, was up more than 29%. By steadily acquiring rural hospitals, adding services that would previously only have been available in larger metropolitan areas, recruiting new doctors and improving operating performance, Health Management Associates continued its highly profitable growth record.

"We also saw impressive performance from some of our HMO holdings..."

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Pfizer followed by an up arrow with the phrase "Impotence drug Viagra boosts company's sales". The second listing is Wellpoint followed by an up arrow with the phrase "Aided by rate increases". The third listing is Dura Pharmaceuticals followed by a down arrow with the phrase "Mild winter curtails demand for cold/flu medicine". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                       John Hancock Funds - Global Rx Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.00% total return for John Hancock Global Rx Fund Class A. The second bar represents the 16.57% total return for John Hancock Global Rx Fund Class B. The third bar represents the 12.70% total return for the average healthcare/biotechnology fund. A note below the chart reads "Total returns for John Hancock Global Rx Fund are at net asset value with all distributions reinvested. The average healthcare/biotechnology fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

A word about biotech

Over the past six months there has been a lot of excitement surrounding the biotech sector, with some experts touting 1998 as the year of the "biotech breakout." While drug companies have primarily depended on naturally-occurring and man-made solutions for their product development, biotech companies use genetic engineering and the manipulation of organisms at the molecular level to develop new products. Although we expect exciting developments and rewards to occur on the biotech front over the next several years, there are definite risks. Only a handful of biotech companies actually have a product on the market and are profitable. Many more are in the "development stage," still testing a drug, and are years away from (hopefully) making it to the market with a product.

      Our approach to biotech companies is two-fold: We look for companies that are already successfully marketing their treatments, or for companies that supply products and services to the biotech industry. IDEC Pharmaceuticals, for example, has enjoyed good success with its immunotherapeutic products designed to harness a patient's own immune mechanism to fight disease. In the category of companies that provide tools to the biotech industry, we've benefited from our holdings in Affymetrix, which develops the Gene Chip System used for acquiring, analyzing and managing complex genetic information.

Outlook

We're optimistic about the outlook for health-care stocks. The long-term dynamics of an aging world population and lengthening life span will continue to drive demand for more cost-efficient care and new and better drugs. That should serve as a catalyst for more strong performance for the health-care sector. That said, we wouldn't be surprised to see the sector retreat somewhat, given its recent strong performance. But even if a retreat does occur, we believe that health-care stocks as a group are poised to do well over the longer term.

"...an aging world population and lengthening life span will continue to drive demand..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                       John Hancock Funds - Global Rx Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Rx Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/1/91)
                                         ----       -----    ---------
Cumulative Total Returns                43.56%     175.80%    254.95%
Average Annual Total Returns            43.56%      22.49%     21.52%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (3/7/94)
                                                    ----     --------
Cumulative Total Returns                           45.00%     107.61%
Average Annual Total Returns                       45.00%      19.68%

================================================================================

                       John Hancock Funds - Global Rx Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Rx Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

[Line chart with the heading Global Rx Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Global Rx Fund, before sales charge, and is equal to $37,427 as of April 30, 1998. The second line represents the Global Rx Fund , after sales charge, and is equal to $35,556 as of April 30, 1998. The third line represents the value of the $10,000 hypothetical investment made in the Standard & Poor's 500 Stock Index on October 1, 1991, and is equal to $33,750 as of April 30, 1998.]

[Line chart with the heading Global Rx Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the $10,000 hypothetical investment made in the Standard & Poor's 500 Stock Index on March 7, 1994, and is equal to $26,141 as of April 30, 1998. The second line represents the value of the Global Rx Fund, before sales charge, and is equal to $20,986 as of April 30, 1998. The third line represents the value of the Global Rx Fund, after sales charge, and is equal to $20,786 as of April 30, 1998.]

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $103,796,435) ......................      $150,800,153
   Short-term investments (cost - $29,898,969) ..............        29,898,969
                                                                  -------------
                                                                    180,699,122
  Cash ......................................................           102,503
  Receivable for investments sold ...........................           827,135
  Receivable for shares sold ................................           978,188
  Interest receivable .......................................             1,213
  Dividends receivable ......................................           110,847
  Other assets ..............................................             1,560
                                                                  -------------
                    Total Assets ............................       182,720,568
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         3,364,082
  Payable upon return of securities on loan - Note A ........        21,959,969
  Foreign taxes payable .....................................             2,699
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           228,330
  Accounts payable and accrued expenses .....................            32,267
                                                                  -------------
                    Total Liabilities .......................        25,587,347
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       108,257,782
  Accumulated net realized gain on investments and
   foreign currency transactions ............................         2,527,006
  Net unrealized appreciation of investments and
   foreign currency transactions ............................        47,003,883
  Accumulated net investment loss ...........................          (655,450)
                                                                  -------------
                    Net Assets ..............................      $157,133,221
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding - unlimited
   number of shares authorized with no par value)
  Class A - $71,329,552/2,049,090 ...........................            $34.81
  =============================================================================
  Class B - $85,803,669/2,546,544 ...........................            $33.69
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($34.81 x 105.26%) ..............................            $36.64
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $13,265) ...          $385,372
  Interest (including income on securities loaned
   of $33,762) ..............................................           197,777
                                                                  -------------
                                                                        583,149
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................           497,529
   Distribution and service fee - Note B
     Class A ................................................            89,278
     Class B ................................................           324,319
   Transfer agent fee - Note B ..............................           208,039
   Custodian fee ............................................            34,709
   Advisory board fee - Note B ..............................            19,862
   Registration and filing fees .............................            19,110
   Auditing fee .............................................            15,145
   Financial services fee - Note B ..........................            10,989
   Printing .................................................             8,031
   Miscellaneous ............................................             6,203
   Trustees' fees ...........................................             3,120
   Legal fees ...............................................               680
                                                                  -------------
                    Total Expenses ..........................         1,237,014
                    -----------------------------------------------------------
                    Net Investment Loss .....................          (653,865)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .....................         2,530,845
  Net realized loss on foreign currency transactions ........              (165)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        17,078,602
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................               (94)
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ...........        19,609,188
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............       $18,955,323
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                  YEAR ENDED         APRIL 30, 1998
                                                                                               OCTOBER 31, 1997        (UNAUDITED)
                                                                                               ----------------        -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ...................................................................           ($949,346)           ($653,865)
   Net realized gain on investments sold and foreign currency transactions ...............           3,209,799            2,530,680
   Change in net unrealized appreciation/depreciation of investments and
     foreign currency transactions .......................................................          18,596,951           17,078,508
                                                                                                 -------------        -------------
     Net Increase in Net Assets Resulting from Operations ................................          20,857,404           18,955,323
                                                                                                 -------------        -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold and foreign currency transactions
     Class A - ($1.2325 and $0.5126 per share, respectively) .............................          (2,050,456)            (891,908)
     Class B - ($1.2325 and $0.5126 per share, respectively) .............................          (1,831,686)            (951,137)
                                                                                                 -------------        -------------
       Total Distributions to Shareholders ...............................................          (3,882,142)          (1,843,045)
                                                                                                 -------------        -------------
From Fund Share Transactions - Net:* .....................................................           9,443,353           33,463,022
                                                                                                 -------------        -------------
Net Assets:
   Beginning of period ...................................................................          80,139,306          106,557,921
                                                                                                 -------------        -------------
   End of period (including accumulated net investment loss of $1,585
     and $655,450, respectively) .........................................................        $106,557,921         $157,133,221
                                                                                                 =============        =============

* Analysis of Fund Share Transactions:

                                                                                                             SIX MONTHS ENDED
                                                                                   YEAR ENDED                 APRIL 30, 1998
                                                                               OCTOBER 31, 1997                 (UNAUDITED)
                                                                          ---------------------------    --------------------------
                                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                                          ------------   ------------   ------------   ------------
CLASS A
   Shares sold .........................................................     1,241,664    $32,842,370        847,204    $27,402,274
   Shares issued to shareholders in reinvestment of distributions ......        80,399      1,938,113         27,215        833,151
                                                                          ------------   ------------   ------------   ------------
                                                                             1,322,063     34,780,483        874,419     28,235,425
   Less shares repurchased .............................................    (1,263,154)   (33,196,300)      (581,426)   (18,338,038)
                                                                          ------------   ------------   ------------   ------------
   Net increase ........................................................        58,909     $1,584,183        292,993     $9,897,387
                                                                          ============   ============   ============   ============
CLASS B
   Shares sold .........................................................       924,881    $24,469,830        920,785    $29,623,142
   Shares issued to shareholders in reinvestment of distributions ......        64,658      1,524,031         26,767        795,638
                                                                          ------------   ------------   ------------   ------------
                                                                               989,539     25,993,861        947,552     30,418,780
   Less shares repurchased .............................................      (696,883)   (18,134,691)      (218,733)    (6,853,145)
                                                                          ------------   ------------   ------------   ------------
   Net increase ........................................................       292,656     $7,859,170        728,819    $23,565,635
                                                                          ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during each period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                           PERIOD FROM                 SIX MONTHS
                                                                                           SEPTEMBER 1,     YEAR         ENDED
                                                       YEAR ENDED AUGUST 31,                1996 TO        ENDED       APRIL 30,
                                             ------------------------------------------    OCTOBER 31,   OCTOBER 31,      1998
                                               1993       1994       995         1996        1996(8)        1997      (UNAUDITED)
                                             -------    -------    -------      -------      -------       -------    -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....   $13.34     $13.38     $16.51       $21.61       $25.43        $25.11       $30.25
                                             -------    -------    -------      -------      -------       -------      -------
  Net Investment Loss .....................    (0.23)     (0.32)     (0.36)(2)    (0.19)(2)    (0.05)(2)     (0.19)(2)    (0.11)(2)
  Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions .........................     0.27       3.45       5.46         4.15        (0.27)         6.56         5.18
                                             -------    -------    -------      -------      -------       -------      -------
     Total from Investment Operations .....     0.04       3.13       5.10         3.96        (0.32)         6.37         5.07
                                             -------    -------    -------      -------      -------       -------      -------
  Less Distributions:
  Distributions from Net Realized Gain on
     Investments Sold and Foreign
     Currency Transactions ................       --         --         --        (0.14)          --         (1.23)       (0.51)
                                             -------    -------    -------      -------      -------       -------      -------
  Net Asset Value, End of Period ..........   $13.38     $16.51     $21.61       $25.43       $25.11        $30.25       $34.81
                                             =======    =======    =======      =======      =======       =======      =======
  Total Investment Return at Net Asset
     Value (3) ............................     0.30%     23.39%     30.89%       18.39%       (1.26%)(4)    26.63%       17.00%(4)
  Total Adjusted Investment Return at Net
     Asset Value (3,5) ....................     0.04%        --         --           --           --            --           --

Ratios and Supplemental Data
  Net Assets, End of Period (000s
     omitted) .............................  $15,647    $18,643    $24,394      $42,405      $42,618       $53,122      $71,330
  Ratio of Expenses to Average Net
     Assets ...............................     2.50%      2.55%      2.56%        1.80%        1.92%(6)      1.68%        1.63%(6)
  Ratio of Adjusted Expenses to Average
     Net Assets (7) .......................     2.76%        --         --           --           --            --           --
  Ratio of Net Investment Loss to Average
     Net Assets ...........................    (1.67%)    (2.01%)    (1.99%)      (0.75%)      (1.04%)(6)    (0.71%)      (0.69%)(6)
  Ratio of Adjusted Net Investment Loss
     to Average Net Assets (7) ............    (1.93%)       --         --           --           --            --           --
  Portfolio Turnover Rate .................       93%        52%        38%          68%          24%           57%          17%
  Fee Reduction Per Share .................   $0.035         --         --           --           --            --           --

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                            PERIOD FROM                SIX MONTHS
                                                                                            SEPTEMBER 1,      YEAR       ENDED
                                                                 YEAR ENDED AUGUST 31,        1996 TO        ENDED      APRIL 30,
                                                            ------------------------------  OCTOBER 31,    OCTOBER 31,    1998
                                                            1994(1)       1995      1996      1996(8)         1997     (UNAUDITED)
                                                            ------       ------    -------    -------        -------   -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................  $17.29       $16.46     $21.35     $24.94         $24.60     $29.40
                                                            ------       ------    -------    -------        -------    -------
  Net Investment Loss(2) .................................   (0.17)       (0.55)     (0.34)     (0.08)         (0.37)     (0.21)
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions .....................   (0.66)        5.44       4.07      (0.26)          6.40       5.01
                                                            ------       ------    -------    -------        -------    -------
     Total from Investment Operations ....................   (0.83)        4.89       3.73      (0.34)          6.03       4.80
                                                            ------       ------    -------    -------        -------    -------
  Less Distributions:
  Distributions from Net Realized Gain on Investments
   Sold and Foreign Currency Transactions ................      --           --      (0.14)        --          (1.23)     (0.51)
                                                            ------       ------    -------    -------        -------    -------
  Net Asset Value, End of Period .........................  $16.46       $21.35     $24.94     $24.60         $29.40     $33.69
                                                            ======       ======    =======    =======        =======    =======
  Total Investment Return at Net Asset Value(3) ..........   (4.80%)(4)   29.71%     17.53%     (1.36%)(4)     25.76%     16.57%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............  $1,071       $6,333    $36,591    $37,521        $53,436    $85,804
  Ratio of Expenses to Average Net Assets ................    3.34%(6)     3.45%      2.42%      2.62%(6)       2.38%      2.32%(6)
  Ratio of Net Investment Loss to Average Net Assets .....   (2.65%)(6)   (2.91%)    (1.33%)    (1.74%)(6)     (1.41%)    (1.38%)(6)
  Portfolio Turnover Rate ................................      52%          38%        68%        24%            57%        17%

(1)   Class B shares commenced operations on March 7, 1994.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the period shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Effective October 31, 1996, the fiscal period end changed from August 31 to October 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Rx Fund on April 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES     VALUE
-------------------                                  ----------------     -----

COMMON STOCKS
Chemicals - Specialty (2.48%)
   Sigma-Aldrich Corp. ...........................         30,000     $1,196,250
   VWR Scientific Products Corp.* ................         28,500        936,938
   Waters Corp.* .................................         33,000      1,765,500
                                                                   -------------
                                                                       3,898,688
                                                                   -------------
Drugs - Biotechnology (5.28%)
   Affymetrix, Inc.* .............................         17,000        535,500
   Alkermes, Inc.* ...............................         30,000        716,250
   ArQule, Inc.* .................................         32,000        554,000
   Aviron* .......................................         27,000        669,938
   Centocor, Inc.* ...............................         10,000        421,875
   ICOS Corp.* ...................................         25,000        368,750
   IDEC Pharmaceuticals Corp.* ...................         22,000        792,000
   Incyte Pharmaceuticals, Inc.* .................         22,000        990,000
   Inhale Therapeutic Systems* ...................         26,000        728,000
   MedImmune, Inc.* ..............................         20,000      1,055,000
   PathoGenesis Corp.* ...........................         37,000      1,466,125
                                                                   -------------
                                                                       8,297,438
                                                                   -------------
Drugs - Diversified (13.91%)
   Abbott Laboratories ...........................         49,000      3,583,125
   American Home Products Corp. ..................         25,000      2,328,125
   Bristol-Myers Squibb Co. ......................         47,000      4,976,125
   Johnson & Johnson .............................         61,000      4,353,875
   Warner-Lambert Co. ............................         35,000      6,621,562
                                                                   -------------
                                                                      21,862,812
                                                                   -------------
Drugs - Generic (4.25%)
   Dura Pharmaceuticals, Inc.* ...................         50,000      1,325,000
   Forest Laboratories, Inc.* ....................         33,000      1,194,187
   Medicis Pharmaceutical Corp. (Class A)* .......         24,000      1,026,000
   Mylan Laboratories, Inc. ......................         46,000      1,247,750
Drugs - Generic (continued)
   Watson Pharmaceutical, Inc.* ..................         44,000     $1,892,000
                                                                   -------------
                                                                       6,684,937
                                                                   -------------
Drugs - Major - Domestic (13.35%)
   Lilly (Eli) & Co. .............................         45,000      3,130,312
   Merck & Co., Inc. .............................         42,000      5,061,000
   Pfizer, Inc. ..................................         61,000      6,942,562
   Schering-Plough Corp. .........................         73,000      5,849,125
                                                                   -------------
                                                                      20,982,999
                                                                   -------------
Drugs - Major - International (7.76%)
   Glaxo Wellcome PLC, American Depositary
     Receipts (ADR) (United Kingdom) .............         20,000      1,131,250
   Novartis AG, ADR (Switzerland) ................         50,000      4,125,000
   Novo Nordisk A/S, ADR (Denmark) ...............         10,000        808,750
   Roche Holding AG (Switzerland) ................            118      1,195,728
   SmithKline Beecham PLC, ADR
     (United Kingdom) ............................         65,000      3,871,562
   Zeneca Group PLC, ADR
     (United Kingdom) ............................         24,000      1,053,000
                                                                   -------------
                                                                      12,185,290
                                                                   -------------
Drugs & Sundries - Wholesale (4.27%)
   AmeriSource Health Corp. (Class A)* ...........         13,000        708,500
   Bergen Brunswig Corp. (Class A) ...............         13,000        589,875
   Cardinal Health, Inc. .........................         40,000      3,850,000
   Schein (Henry), Inc.* .........................         40,000      1,560,000
                                                                   -------------
                                                                       6,708,375
                                                                   -------------
Healthcare - Management (11.13%)
   AmeriPath, Inc.* ..............................         35,000        573,125
   Concentra Managed Care, Inc.* .................         92,000      2,863,500
   Hanger Orthopedic Group, Inc.* ................         10,700        199,956
   Healthcare Recoveries, Inc.* ..................         70,000      1,671,250
   HEALTHSOUTH Corp.* ............................        140,000      4,226,250
   IMPATH, Inc.* .................................         45,000      1,676,250
   Pediatrix Medical Group, Inc.* ................         20,000        843,750
   PhyCor, Inc.* .................................         60,000      1,365,000
   Renal Care Group, Inc.* .......................         21,000        803,250
   Total Renal Care Holdings, Inc.* ..............         25,500        844,688
   United Healthcare Corp. .......................         14,000        983,500
   Wellpoint Health Networks, Inc.* ..............         20,000      1,442,500
                                                                   -------------
                                                                      17,493,019
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES     VALUE
-------------------                                  ----------------     -----

Healthcare - Software/Services (10.06%)
   Cognizant Corp. ...............................         15,000       $771,563
   DAOU Systems, Inc.* ...........................         24,000        432,000
   First Consulting Group, Inc.*  ................         20,000        480,000
   HBO & Co. .....................................         77,500      4,635,469
   Kendle International, Inc.* ...................         35,000        949,375
   Omnicare, Inc. ................................        120,000      4,110,000
   PAREXEL International Corp.* ..................         49,000      1,641,500
   Quintiles Transnational Corp.* ................         44,000      2,178,000
   Transition Systems, Inc.* .....................         27,000        607,500
                                                                   -------------
                                                                      15,805,407
                                                                   -------------
Healthcare - Supplies (3.91%)
   Cooper Cos., Inc.* ............................         30,000      1,153,125
   DENTSPLY International, Inc. ..................         34,000      1,117,750
   Mentor Corp. ..................................         32,000        870,000
   Ocular Sciences, Inc.* ........................         43,000      1,204,000
   Rexall Sundown, Inc.* .........................         12,000        383,250
   Wesley Jessen VisionCare, Inc.* ...............         46,000      1,420,250
                                                                   -------------
                                                                       6,148,375
                                                                   -------------
Hospitals Management (4.33%)
   Health Management Associates, Inc. ............
     (Class A)* ..................................         61,000      1,921,500
   National Surgery Centers, Inc.* ...............         66,000      1,872,750
   Quorum Health Group, Inc.* ....................         15,000        481,875
   Province Healthcare Co.* ......................         15,000        414,375
   Tenet Healthcare Corp.* .......................         41,000      1,534,937
   Universal Health Services, Inc. (Class B)* ....         10,000        575,625
                                                                   -------------
                                                                       6,801,062
                                                                   -------------
Medical Devices and Products (9.71%)
   Allergan, Inc. ................................          9,000        374,063
   Cyberonics, Inc.* .............................         33,000        792,000
   DePuy, Inc. ...................................         24,000        744,000
   ESC Medical Systems Ltd. (Israel)* ............         62,000      2,015,000
   Guidant Corp. .................................          7,000        468,125
   Medtronic, Inc. ...............................         76,000      3,999,500
   Molecular Devices Corp.* ......................         44,000        742,500
   Physio-Control International Corp.* ...........         36,000        828,000
   Respironics, Inc.* ............................         35,000        584,063
   Sofamor Danek Group, Inc.* ....................          5,000        438,750
   Stryker Corp. .................................         85,000      3,825,000
   Symphonix Devices, Inc.* ......................         30,000        442,500
                                                                   -------------
                                                                      15,253,501
                                                                   -------------
Nursing Homes (2.75%)
   Alternative Living Services, Inc.* ............         29,000      1,015,000
   Assisted Living Concepts, Inc. * ..............         60,000      1,102,500
Nursing Homes (continued)
   Health Care & Retirement Corp.* ...............         54,000     $2,200,500
                                                                   -------------
                                                                       4,318,000
                                                                   -------------
Retail - Drug Stores (2.78%)
   CVS Corp. .....................................         39,000      2,876,250
   Duane Reade, Inc.* ............................         25,000        593,750
   Genovese Drug Stores, Inc. (Class A) ..........         20,000        476,250
   Walgreen Co. ..................................         12,000        414,000
                                                                   -------------
                                                                       4,360,250
                                                                   -------------
                                TOTAL COMMON STOCK
                               (Cost $103,796,435)         (95.97%)  150,800,153
                                                    -------------  -------------

                                      INTEREST      PAR VALUE
                                       RATE        000s OMITTED)
                                       ----        -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.05%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     due 05-01-98 (Secured by
     U.S. Treasury Notes,
     5.00% thru 9.125%, due
     02-15-99 thru 07-31-00)
     - Note A........................    5.50%           $7,939       7,939,000
                                                                    -----------

Cash Equivalents (13.98%)
   Navigator Securities Lending
     Prime Portfolio**..........................         21,960      21,959,969
                                                                    -----------
                    TOTAL SHORT-TERM INVESTMENTS         (19.03%)    29,898,969
                                                        --------    -----------
                               TOTAL INVESTMENTS        (115.00%)   180,699,122
                                                        --------    -----------
               OTHER ASSETS AND LIABILITIES, NET         (15.00%)   (23,565,901)
                                                        --------    -----------
                                TOTAL NET ASSETS        (100.00%)  $157,133,221
                                                        ========    ===========

* Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Global Rx Fund invests primarily in equity securities of issuers in the health care industry in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at April 30, 1998 assigned to the various country categories.

                                                                 MARKET VALUE
                                                              AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                                           NET ASSETS
-----------------------                                           ----------

   Denmark..............................................               0.52%
   Israel...............................................               1.28
   Switzerland..........................................               3.39
   United Kingdom.......................................               3.85
   United States........................................             105.96
                                                                     ------
                                       TOTAL INVESTMENTS             115.00%
                                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                       John Hancock Funds - Global Rx Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Global Rx Fund (the "Fund"), John Hancock European Equity Fund and John Hancock Pacific Basin Equities Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in stocks of foreign and U.S. health care companies.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                       John Hancock Funds - Global Rx Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1998.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998, the Fund loaned securities having a market value of $21,487,164 collateralized by cash in the amount of $21,959,969, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                       John Hancock Funds - Global Rx Fund

      There were no open forward foreign currency contracts at April 30, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At April 30, 1998, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

      The Fund may use options contracts to manage its exposure to changing security prices. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the period ended April 30, 1998.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                       John Hancock Funds - Global Rx Fund

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to Class A shares amounted to $377,260. Out of this amount, $57,707 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $264,395 was paid as sales commissions to sales personnel of unrelated broker-dealers and $55,158 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $43,532.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health care developments, for which the Fund pays the advisory board a fee.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $220.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 1998, aggregated $47,362,346 and $20,341,591 respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

      The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $133,695,404. Gross unrealized appreciation and depreciation of investments aggregated $48,023,627 and $1,019,909 respectively, resulting in net unrealized appreciation of $47,003,718.

===================================== NOTES ====================================

                       John Hancock Funds - Global Rx Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Global Rx Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                              280SA 4/98
                                                                            6/98